UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 4, 2012

CARRIZO OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Texas	000-29187-87	76-0415919
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street Suite 2300 Houston, Texas		77002
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (713) 328-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 4, 2012, Carrizo Oil & Gas, Inc. (the “Company” or “we”) entered into the Second Amendment to its senior secured revolving credit facility (the “Amendment”) to increase the basket available for issuances of additional senior notes. Prior to giving effect to the amendment, the Company had $200.0 million of availability in its basket for issuances of additional senior notes, and the amendment increases the available amount of this basket to $350.0 million.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01 Reg FD Disclosure

As of August 27, 2012, total production was estimated to be 24.2 MBoe/d, including 8,165 Bbls/d of oil (or approximately 30% of total production). Total production for the third quarter of 2012 is expected to be 23—24 MBoe/d, or 16% higher than production for the third quarter of 2011. As previously disclosed, oil production for the third quarter of 2012 is expected to be 7,800—8,200 Bbls/d (or approximately 34% of total production).

As previously disclosed, as of June 30, 2012, based on the Company’s internal estimates using SEC pricing for the 12 months ended June 30, 2012, total proved reserves were estimated to be 103.5 MMBoe. This total consisted of 2.4 MMBoe of proved reserves in the Niobrara Formation, 33.6 MMBoe of proved reserves in the Eagle Ford Shale, 342.5 Bcfe of proved reserves in the Barnett Shale, and 38.5 Bcfe of proved reserves in the Marcellus Shale. Internal estimates of reserves are subject to change and may have less certainty than reserve estimates prepared by our outside reserve engineering firms.

None of the information furnished in this Item 7.01 will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will it be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company, that the information in this report and the accompanying exhibits is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 8.01 Other Events

2012 Capital Expenditure Plan and Funding Strategy. The Company’s gross U.S. capital expenditures for 2012 are expected to be $600.0 million, or $350.0 million net of capital raised through completed and expected asset sales in 2012. Management estimates that this plan currently includes approximately $522.0 million for drilling and completion activities (approximately $378.0 million for the Eagle Ford Shale, $61.0 million for the Niobrara Formation, $54.0 million for the Marcellus Shale and $29.0 million for the Barnett Shale) and $78.0 million for land, seismic and other activities. This plan does not include expected capital expenditures for the Huntington Field development project in the U.K. North Sea of $35.0 million, all of which is expected to be funded by our Huntington Facility. Our capital program could vary depending upon various factors, including the availability and cost of drilling rigs, land and industry partner issues, our available cash flow and financing, success of drilling programs, weather delays, commodity prices, market conditions, the acquisition of leases with drilling commitments and other factors.

On May 2, 2012, the Company filed a Current Report on Form 8-K disclosing its, along with certain of its wholly-owned subsidiaries, closing on a definitive agreement to sell, effective January 1, 2012, a portion of its properties in the Barnett Shale to a subsidiary of Atlas Resource Partners, L.P. (NYSE: ARP) for approximately $187.0 million in cash, subject to final post-closing adjustments (the “Sale”). The Current Report on Form 8-K filed on May 2, 2012 provided pro forma financial information with respect to the Sale as of and for the year ended December 31, 2011. Certain additional pro forma financial information with respect to the Sale for the six months ended June 30, 2012 is provided in Item 9.01 to this Current Report on Form 8-K.

Statements in this report that are not historical facts, including expectations regarding production and capital expenditures and other statements that are not historical facts, are forward-looking statements that are based on current expectations. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that these expectations will prove correct. Important factors that could cause actual results to differ materially from those in the forward-looking statements include actions by governmental authorities, joint venture partners, industry partners, lenders and other third parties, market and other conditions, availability of well connects, capital needs and uses, commodity price changes, effects of the global economy on exploration activity, results of and dependence on exploratory drilling activities, operating risks, right-of-way and other land issues, availability of capital and equipment, weather, and other risks described in the Company’s Form 10-K for the year ended December 31, 2011 and its other filings with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

(b)	Pro Forma Financial Information.

Unaudited pro forma financial information of the Company to give effect to the Sale is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference:

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2012

(d)	Exhibits.

Exhibit Number	Description

10.1	Second Amendment to Credit Agreement, dated as of September 4, 2012, among Carrizo Oil & Gas, Inc., as borrower, Wells Fargo Bank, National Association, as administrative agent, and the lender parties thereto.

99.1	Unaudited Pro Forma Condensed Consolidated Statement of Operations of Carrizo Oil & Gas, Inc. for the six months ended June 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIZO OIL & GAS, INC.

By:	/s/ Paul F. Boling
Name:	Paul F. Boling
Title:	Vice President and Chief Financial Officer

Date: September 5, 2012

Exhibit Index

Exhibit Number	Description

10.1	Second Amendment to Credit Agreement, dated as of September 4, 2012, among Carrizo Oil & Gas, Inc., as borrower, Wells Fargo Bank, National Association, as administrative agent, and the lender parties thereto.

99.1	Unaudited Pro Forma Condensed Consolidated Statement of Operations of Carrizo Oil & Gas, Inc. for the six months ended June 30, 2012.